United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

AQUA METALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AQUA METALS, INC.

5370 Kietzke Lane, Suite 201
Reno, Nevada 89511
(775) 446-4418

July 8, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Aqua Metals, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), to be held at 7:00 a.m., local time, on August 18, 2026, at the Company’s offices located at 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to (i) elect four (4) directors to serve for the ensuing year as members of the Board of Directors of the Company; (ii) approve an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan by 750,000 shares; (iii) ratify the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and (iv) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement.

The accompanying Proxy Statement describes these proposals in more detail.

The Board of Directors recommends a vote: FOR each of the four (4) nominees for director named in the Proxy Statement; FOR the approval of an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan by 750,000 shares; FOR the ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement.

To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet at www.proxyvote.com, by phone at 1-800-690-6903 or by promptly marking, dating, signing, and returning the proxy card via mail. Voting instructions are provided on the proxy card delivered to you and included in the accompanying Proxy Statement. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

On behalf of the Board of Directors of Aqua Metals, Inc., we thank you for your participation.

Sincerely, /s/ Vincent L. DiVito Vincent L. DiVito Chairman of the Board

AQUA METALS, INC.

5370 Kietzke Lane, Suite 201
Reno, Nevada 89511
(775) 446-4418

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 18, 2026

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Aqua Metals, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held at 7 a.m., local time, on August 18, 2026. The Annual Meeting will be held at 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511.

We will consider and act on the following items of business at the Annual Meeting:

1.

Election of four (4) directors to serve as members of the Board of our Directors of the Company (our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	Approval of an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan by 750,000 shares;
3.	Ratification of the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
4.	Approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement; and
5.	Other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The accompanying Proxy Statement describes each of these items of business in detail. Only stockholders of record at the close of business on July 2, 2026 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

Please note that space limitations make it necessary to limit attendance at the Annual Meeting to our stockholders. Registration and seating will begin at 6:30 a.m., local time. For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Your vote is very important. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet at www.proxyvote.com, by phone at 1-800-690-6903 or by promptly marking, dating, signing, and returning the proxy card via mail.

Sincerely, /s/ Vincent L. DiVito Vincent L. DiVito Chairman of the Board

Reno, Nevada
July 8, 2026

Important Notice Regarding Internet Availability of Proxy Materials: The accompanying Proxy Statement and our 2025 Annual Report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at www.proxyvote.com.

AQUA METALS, INC.

5370 Kietzke Lane, Suite 201
Reno, Nevada 89511
(775) 446-4418

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 18, 2026

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (our “Board”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 18, 2026, at 7:00 a.m., local time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on Tuesday, August 18, 2026 at 7:00 a.m., local time.

The Annual Report, Notice of Meeting, Proxy Statement and Proxy Card

are available at – www.proxyvote.com

We intend to mail this Proxy Statement, the proxy card, the Annual Report and the Notice of Annual Meeting on or about July 8, 2026 to all stockholders of record entitled to vote at the Annual Meeting. If you would like a hard copy of the Annual Report, Notice of Meeting, Proxy Statement and Proxy Card for this Annual Meeting, or any future stockholder meetings, mailed or emailed to you, please contact us at the above address or at our web page https://www.aquametals.com/contact-us/ or email us at aquametals@icrinc.com. This Proxy Statement and the Annual Report are also available on the SEC’s website at www.sec.gov.

How to Attend

The Annual Meeting will be held at the Company’s offices located at 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511 on August 18, 2026 at 7:00 a.m., local time, or at any continuation, postponement or adjournment thereof. If you need directions to the Annual Meeting, please contact us at the above address or at our web page https://www.aquametals.com/contact-us/ or email us at aquametals@icrinc.com.

Only record holders and beneficial owners of our common stock as of the record date, July 2, 2026, or their duly authorized proxies, may attend the Annual Meeting. For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on July 2, 2026, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 3,554,920 shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the Annual Meeting or you may vote prior to the Annual Meeting through the Internet or by submitting a proxy. The method of voting differs for shares held as a record holder and shares held in “street name.”

●	If you are a stockholder of record, you may vote in person at the Annual Meeting using the ballot to be provided by the Company.
●

To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number on the proxy card delivered to you. Your Internet vote must be received by 11:59 p.m., Eastern Time on August 17, 2026 to be counted.

●

To vote using the proxy card delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or use a touch-tone telephone to transmit your voting instructions by calling 1-800-690-6903.

If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares by either (i) attending the Annual Meeting and voting in person; (ii) through the Internet; or (iii) otherwise instructing the broker, bank or other nominee on how to vote your shares. Please note that if you hold your shares of common stock in street name, in order to vote your shares in person at the Annual Meeting, you will need to obtain from your broker, bank or other nominee, and bring with you to the Annual Meeting, a valid legal proxy from your broker, bank or other nominee authorizing you to vote your shares at the Annual Meeting.

Additional information regarding the rules and procedures for participating in the Annual Meeting will be provided at the meeting website.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy or vote through the Internet even if you plan to attend the Annual Meeting. If you properly give your proxy or vote through the Internet, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy or voted through the Internet prior to the Annual Meeting.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

●	FOR the election of each of the four (4) nominees for director named in this Proxy Statement;
●	FOR the approval of an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan by 750,000 shares;
●	FOR the ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
●	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by delivering a signed written notice of revocation, signing and delivering a new proxy card with a later date, submitting another proxy over the Internet, or attending the Annual Meeting and voting in person. Written notices should be addressed to Aqua Metals, Inc., 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511, Attention: Corporate Secretary.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, shares representing 33 1/3% of the common stock outstanding and entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present. However, our Third Amended and Restated Bylaws provide that “votes cast” shall exclude abstentions and broker non-votes.

We believe that the election of directors (Proposal 1), approval of an amendment to the 2019 Stock Incentive Plan (Proposal 2), and the advisory vote on executive compensation (Proposal 4) will be considered non-routine matters and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. We believe that the ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm (Proposal 3) will be considered to be a routine matter on which a broker, bank or other agent has discretionary authority to vote.

Proposal No. 1: Election of Directors. A plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting is required for the election of directors. Accordingly, the four (4) director nominees receiving the highest number of votes will be elected. As a result, any shares not voted “for” the nominee (whether as a result of stockholder withholding or a broker non-vote) will not have any effect on the outcome of the election of directors.

Proposal No. 2: Approval of an Amendment to the Company’s 2019 Stock Incentive Plan. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval of an amendment to the Company’s 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan by 750,000 shares. In the event of any broker non-votes or abstentions in connection with Proposal No. 2, such broker non-votes and abstentions will be counted as votes not cast and these shares will be deducted from the total shares of which a majority is required. As a result, abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 3: Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will be counted as votes not cast and these shares will be deducted from the total shares of which a majority is required. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, broker non-votes are generally not expected to result from the vote on Proposal No. 3. However, in the event of any broker non-votes in connection with Proposal No. 3, such broker non-votes will be counted as votes not cast and these shares will be deducted from the total shares of which a majority is required. As a result, abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 4: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. In the event of any broker non-votes or abstentions in connection with Proposal No. 4, such broker non-votes and abstentions will be counted as votes not cast and these shares will be deducted from the total shares of which a majority is required. As a result, abstentions and broker non-votes will have no effect on the outcome of this proposal.

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as your proxy will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. We may request that brokers, banks and other nominees forward proxy materials to beneficial owners and secure voting instructions, and we may reimburse those record holders for their reasonable expenses.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to Proposals 1 through 4 and we will not independently provide our stockholders with any such right.

Stockholder List

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the Annual Meeting and at the principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, including those discussed in our periodic reports filed with the SEC. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of four (4) members, three (3) of whom are currently independent under the listing standards for independence of the Nasdaq and under Rule 10A-3 under the Exchange Act. Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board determined to nominate each of our current directors for re-election at the Annual Meeting.

Name	Age	Position with the Company
Stephen Cotton	59	President and Chief Executive Officer and Director
Vincent L. DiVito (a), (b), (c)	66	Chairman of the Board and Independent Director
Eric J. Gangloff (a), (b), (c)	57	Independent Director
Steven K. Henderson (a), (b), (c)	65	Independent Director

(a) Member of the Audit Committee of our Board.

(b) Member of the Compensation Committee of our Board.

(c) Member of the Nominating and Corporate Governance Committee of our Board.

Vote Required

A plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting is required for the election of directors.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FOUR (4) NOMINEES

FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director, or by the stockholders. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Stephen Cotton has served as President of the Company since May 2, 2018 and was promoted by the Board of Directors to President and CEO joining the Board as an Executive Director in January 2019.  Mr. Cotton also served as Chief Commercial Officer of the Company from January 2015 to June 2017.  Previously, Mr. Cotton co-founded Canara, Inc. (formerly Data Power Monitoring and IntelliBatt) in December 2001 and served as its Chief Executive Officer through the sale of the company to a private equity firm in June 2012, after which he served as Founder and Executive Chairman until April 2014. Canara (now part of CPG Data Center Innovators) is a global provider of stationary battery systems with integrated monitoring systems and cloud-based monitoring services to many of the largest data center operators. Prior to Canara, Mr. Cotton led a team to commercialize Sendmail (the Worlds' most commonly used Internet email open source software) from free open source to a paid for commercial offering for Internet service providers and cloud offerings requiring mass email volume management including DoubleClick's standardization (acquired by Google).  Mr. Cotton's career began in the early days of voice messaging systems, including Octel Communications (through its $1.1B exit to Lucent Technologies in 1997 and now part of Avaya).  From International Product Manager to Product Manager for Multimedia, Mr. Cotton then became the top market development person on a staff of 100+ for 2 years running while managing the AT&T Wireless account, then developing new wireless and local exchange carrier markets.  His decision to convince AT&T Wireless (and ultimately other operators which followed) to offer voice messaging for free vs. charge, resulted in multi-million dollar sales of Octel equipment to each region. From April 2014 to January 2015 and June 2017 to April 2018, Mr. Cotton managed his private investments.

Mr. Cotton has extensive managerial, operational and financial experience. As a result of these and other professional experiences, our Board has concluded that Mr. Cotton is qualified to serve as a director.

Vincent L. DiVito has served as a member of our Board since May 2015 and has served as our non-executive Chairman of the Board since June 2022. Since April 2010, Mr. DiVito has served as the owner and chief executive officer of Vincent L. DiVito, Inc., a financial and management consulting firm. From January 2008 to April 2010, Mr. DiVito served as president of Lonza America, Inc., a global life sciences chemical business headquartered in Allendale, New Jersey, and also served as chief financial officer and treasurer of Lonza America, Inc. from September 2000 to April 2010. Lonza America, Inc. is part of Lonza Group, whose stock is traded on the Swiss Stock Exchange. From 1990 to September 2000, Mr. DiVito was employed by Algroup Wheaton, a global pharmaceutical and cosmetics packaging company, first as its director of business development and later as its vice president and chief financial officer. Mr. DiVito is a certified public accountant, certified management accountant and holds an MBA in Finance. Mr. DiVito is a National Association of Corporate Directors Board Leadership Fellow. He served on the board of directors and chairman of the audit committee of Entertainment Gaming Asia Inc., a Nasdaq listed gaming company, from October 2005 until its acquisition in July 2017, and also served as a member of the board of directors of Riviera Holdings Corporation, formerly an AMEX listed gaming and resort company, from July 2002 until the consummation of a change in control of the corporation in March 2011.

Mr. DiVito has extensive knowledge of accounting and corporate governance issues from his experience serving on various corporate boards of directors and has extensive operational knowledge as a result of his experience as a senior executive officer of major corporations. As a result of these and other professional experiences, our Board has concluded that Mr. DiVito is qualified to serve as a director.

Eric J. Gangloff has served as a member of our Board since February 2025. Mr. Gangloff is an experienced investor and financial strategist with a background in capital markets, structured finance, and commercial lending. He is the Founder and CEO of Summit Investment Services, LLC, where he leads private commercial lending and investment strategies for growth-stage businesses. Previously, he served as Founder and CEO of Summit Alternative Investments, LLC where he oversaw the acquisition, origination, and portfolio management of over $1B of performing consumer loans. Mr. Gangloff then served as CEO and Chairman of AmeriFirst Home Improvement Finance, LLC, overseeing its national third-party loan servicing and consumer loan originations expansion before its acquisition by the country’s largest privately held bank, First National Bank of Omaha, in 2022. Mr. Gangloff holds an MBA and a Master of Management in Manufacturing from Northwestern University’s Kellogg School of Management and a Bachelor of Science in Electrical Engineering from Villanova University. He also serves as a Board Trustee for the Economic Development Authority of Western Nevada and as a Trustee, and Past President and Chair, at Sage Ridge School.

Mr. Gangloff brings deep expertise in corporate finance and investment management including relationships with numerous prominent financial institutions such as Goldman Sachs, Deutsche Bank, and First National Bank of Omaha, making him a valuable addition to our Board as the Company advances its clean battery recycling and critical minerals recovery strategy. As a result of these and other professional experience, our Board has concluded that Mr. Gangloff is qualified to serve as a director of our Company.

Steven K. Henderson has served as a member of our Board since February 2025. Mr. Henderson is an experienced executive and board advisor with over four decades of leadership in automotive, specialty chemicals, and global manufacturing. Mr. Henderson served as Executive Vice President at Leggett & Platt (NYSE: LEG), where he oversaw businesses generating more than half of the company’s total revenue and EBITDA. Prior to that, he spent over 30 years at Dow Chemical, including eight years as President of Dow Automotive, where he led strategic investments in battery materials and EV technologies, securing partnerships with Tesla, Ford, and Magna. Mr. Henderson holds an MBA from the University of Notre Dame and a BS in Business Administration from Central Michigan University. He currently serves on the Board of Directors at L&L Products, advising on geographic and end-market expansion.

Mr. Henderson brings deep expertise in global operations, strategic growth, and commercialization, making him a key addition to our Board as the Company scales its sustainable lithium battery recycling technology. As a result of these and other professional experience, our Board has concluded that Mr. Henderson is qualified to serve as a director of our Company.

CORPORATE GOVERNANCE

Board Composition

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of four (4) authorized members. Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Mr. Cotton, by virtue of his executive officer position, none of our current directors or director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, we believe that as of the date of this proxy statement, a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules.

Director Resignation Policy

On September 21, 2018, the Board adopted the Director Resignation Policy, whereby, commencing with respect to our 2020 annual meeting (and at each subsequent annual meeting of the Company’s stockholders at which directors of the Company are to be elected), any director who fails to receive a majority of the votes cast by the Company’s stockholders at such meeting “for” his or her election as a Company director immediately shall (after the final tabulation and certification by the Company’s inspector of elections of voting results), tender his or her resignation to the Nominating and Corporate Governance Committee, for its consideration and acceptance or rejection.

The Board adopted the Director Resignation Policy to address the situation in which a nominee for the Board is elected to the Board in an uncontested election despite receiving more votes “withheld” from or “against” his or her election than votes “for” his or her election (a “majority withheld vote”). For purposes of the policy, an “uncontested election” is any election of Company directors in respect of which the number of director nominees for election is less than or equal to the number of directors to be elected.

By accepting a nomination for election and agreeing to serve as a director of the Company in any uncontested election of Company directors, each nominee agrees that if he or she receives a majority withheld vote in any such election, such director promptly shall tender to the Board an offer of his or her resignation as a Company director following certification of the stockholder vote by the inspector(s) of election at the meeting for such uncontested election. Any director who offers his or her resignation pursuant to this policy will not participate in any discussions, deliberations or actions by either the Nominating and Corporate Governance Committee or the full Board with respect to his or her own resignation offer, but will otherwise continue to serve as a director unless and until such resignation is accepted and effective.

The Nominating and Corporate Governance Committee will duly consider and recommend to the full Board whether to accept or reject the resignation offer received from each director who received a majority withhold vote. Following the recommendation of the Nominating and Corporate Governance Committee, the independent members of the Board will make a determination of the action to take with respect to the offer of resignation, not later than the 90th day immediately succeeding the date of the written certification of the shareholder vote by said inspector(s) of election. The Nominating and Corporate Governance Committee and the Board will evaluate any such tendered offer of resignation, in accordance with their fiduciary duties to, and in furtherance of the best interests of, the Company and its stockholders. The Board may accept or reject the offer of resignation, or it may decide to pursue additional actions, including, without limitation, the following:

●	allow the director to remain on the Board and continue to serve but not be nominated for re-election to the Board at the next election of directors;
●

defer the acceptance of the resignation until the director vacancy the resignation will create can be filled by the Board with a replacement/successor director meeting all the necessary qualifications and criteria for Company directors and/or satisfying other legal and regulatory requirements with respect to the composition of the Board (for purposes of illustration, such as “independence” requirements established by the SEC regulations or securities exchange listing requirements); or

●

defer the acceptance of the resignation if it is determined that the underlying cause of the majority withheld vote can be cured by the director or otherwise within a specified period of time (for purposes of illustration, if the majority withhold vote was due to the relevant director receiving such vote serving on the board of directors of another entity, by resigning from such other board).

The Board’s decision will be disclosed in a Current Report on Form 8-K filed by the Company with the SEC within four business days after the decision. If the Board has decided to reject the tendered resignation, or to pursue any additional action other than accepting the tendered resignation (as described above or otherwise), then the Current Report on Form 8-K will fully disclose the Board’s reasons for doing so.

Board of Director Meetings and Attendance

During the year ended December 31, 2025, our Board met nine (9) times. All of our Board members attended at least 75% of the aggregate of all Board meetings and all meetings of the Board committees upon which they served while they were on the Board during fiscal 2025. Our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders and all of the members of our Board attended our prior year’s annual meeting of stockholders.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our committees operates under a written charter, a copy of which is available at our investor relations website located at https://ir.aquametals.com.

Audit Committee

Our Audit Committee currently consists of Vincent L. DiVito, Steven K. Henderson and Eric J. Gangloff, with Mr. DiVito serving as Chairman. The composition of our Audit Committee meets the requirements for independence under current Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq Stock Market listing standards. Mr. DiVito is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act").

Pursuant to its charter, our Audit Committee will, among other things:

●	select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
●

discuss the scope and results of the audit with the independent registered public accounting firm, and review, with management and the independent registered public accounting firm, our interim and year-end operating results;

●	develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	review our policies on risk assessment and risk management;
●	review related-party transactions; and
●

approve (or, as permitted, pre-approve) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with applicable laws, regulations, and ethical business standards. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this capacity, the Audit Committee provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market.

During the year ended December 31, 2025, our Audit Committee met four (4) times.

Compensation Committee

Our Compensation Committee currently consists of Steven K. Henderson, Vincent L. DiVito and Eric J. Gangloff, with Mr. Henderson serving as Chairman. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers.

Pursuant to its charter, our Compensation Committee will, among other things:

●	review, approve and determine the compensation of our executive officers;
●	administer our stock and equity incentive plans;
●	make recommendations to our Board regarding director compensation and the establishment and terms of incentive compensation and equity plans; and
●	establish and review general policies relating to compensation and benefits of our employees.

Our chief executive officer may, from time to time, provide input and recommendation to our Compensation Committee concerning the compensation of our other executive officers. Our chief executive officer may also, from time to time, attend Compensation Committee meetings, but he is not present during the Committee’s deliberations regarding executive officer compensation. From time to time, our Compensation Committee may use an independent consultant in considering compensation policies and programs for executive officers. Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market.

During the year ended December 31, 2025, our Compensation Committee met four (4) times.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Eric J. Gangloff, Vincent L. DiVito and Steven K. Henderson, with Mr. Gangloff serving as Chairman. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under Nasdaq Stock Market listing standards and SEC rules and regulations.

Pursuant to its charter, our Nominating and Corporate Governance Committee will, among other things:

●	identify, evaluate and make recommendations to our Board regarding nominees for election to our board of directors and its committees;
●	evaluate the performance of our Board and of individual directors;
●	consider and make recommendations to our Board regarding the composition of our Board and its committees;
●	review developments in corporate governance practices;
●	evaluate the adequacy of our corporate governance practices and reporting;
●	assist in the development of our executive officers;
●	develop and oversee a plan for succession to the position of chief executive officer and other senior management positions; and
●	develop and make recommendations to our Board regarding corporate governance guidelines and matters.

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age, and having the highest personal integrity and ethics. The committee also considers such factors as diversity, an individual’s business experience and skills, independence, judgment, integrity and ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our Company’s interests. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of our company, and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills, and such other factors as it deems appropriate, given the current needs of the Board and our Company, to maintain a balance of knowledge, experience, and capability. Our Nominating and Corporate Governance Committee conducts an annual assessment of the Committee’s charter and the performance of the committee under the charter and the above standards.

Our Nominating and Corporate Governance Committee will consider directorship candidates nominated by third parties, including stockholders. However, at this time, our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. For a third party to suggest a candidate, one should provide our corporate secretary, Eric West, with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected per the guidelines in the Stockholder Proposals and Director Nominations for 2027 Annual Meeting section of this proxy.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market.

During the year ended December 31, 2025, our Nominating and Corporate Governance Committee met four (4) times.

Board Leadership Structure and Role in Risk Oversight

We have adopted a formal policy pursuant to which the chairman and chief executive officer positions shall be separate in order to effectively separate the roles of chairman and chief executive officer. Vincent L. DiVito currently serves as our non-executive Chairman and the lead independent director of the Board. Our Board has an active role in overseeing our areas of risk. While the full Board has overall responsibility for risk oversight, the Board has assigned certain areas of risk primarily to designated committees, which report back to the full Board.

Process for Stockholders to Send Communications to our Board of Directors

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our corporate secretary, Eric West, and it will be distributed to each director.

Employee, Officer and Director Hedging

We have adopted a policy that no director, officer, employee or consultant of the Company may engage in any short term or speculative transactions involving securities of the Company. These prohibited speculative transactions include short sales, publicly traded options, hedging transactions, margin accounts and pledged securities, and standing and limit orders.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by our directors, officers, employees and consultants, including those persons serving in similar positions with our subsidiaries. Our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us and our directors, officers, employees and consultants. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Equity Award Grant Policies

Our Compensation Committee reviews and approves annual equity award grants to our executive officers. In doing so, our Compensation Committee takes into account the presence of any material nonpublic information concerning our Company when approving awards of options, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, our Compensation Committee did not grant any options to a named executive officer of the Company during the period commencing four business days prior to, and ending one business day following, our disclosure of any material nonpublic information by way of a report filed with the SEC or otherwise.

Compensation Recovery and Clawback Policies

On November 9, 2023, our Board approved the adoption of an Executive Officer Clawback  Policy (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Code of Conduct

We have adopted a code of conduct for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link entitled “Code of Conduct.”

Limitation of Liability of Directors and Indemnification of Directors and Officers

The Delaware General Corporation Law provides that corporations may include a provision in their certificate of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our First Amended and Restated Certificate of Incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. In addition to the foregoing, our Third Amended and Restated Bylaws provide that we may indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our directors.

The above provisions in our First Amended and Restated Certificate of Incorporation and Third Amended and Restated Bylaws and in the written indemnity agreements may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.3

PROPOSAL NO. 2 - APPROVE AND ADOPT AN AMENDMENT TO OUR 2019 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED UNDER THE PLAN

Introduction

Rule 5635(c) of the Nasdaq Listing Rules requires stockholder approval for the establishment or material amendment of any equity compensation arrangement, with limited exceptions. We are seeking the approval of our stockholders in accordance with Rule 5635(c) of the Nasdaq Listing Rules for an amendment to our 2019 Stock Incentive Plan (the “2019 Plan”) to increase the number of shares under the 2019 Plan by 750,000 shares. Our Board has approved the amendment to the 2019 Plan and recommends the approval of the amendment to the 2019 Plan by our stockholders.

The 2019 Plan was originally adopted by our stockholders on March 27, 2019 and, at that time, we initially reserved 22,500 shares of our common stock under the 2019 Plan, which through subsequent amendments to the 2019 Plan has been increased to 400,000 shares of our common stock. As of June 30, 2026, we have issued, or reserved for issuance pursuant to outstanding equity awards, a total of 392,735 shares of common stock under the 2019 Plan.

Our Board has reviewed the 2019 Plan and the lack of available shares thereunder and determined that the 2019 Plan requires additional shares to provide the flexibility with respect to stock-based compensation that our Board believes is necessary to establish appropriate long-term incentives to achieve our objectives, including to attract and compensate employees, officers, directors and others upon whose judgment, initiative and effort we depend. The issuance of common shares and stock options to eligible participants is designed to align the interests of such participants with those of our stockholders.

The 2019 Plan increases the number of shares of common stock that may be issued under the 2019 Plan by 750,000 shares, or approximately 21% of the 3,543,793 shares of common stock outstanding on June 30, 2026. The closing price per-share of our common stock on June 30, 2026 was 2.89. The major features of the 2019 Plan are summarized below. The proposed amendment to the 2019 Plan is attached to this Proxy Statement as APPENDIX A.

Vote Required

The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval of an amendment to the Company’s 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan by 750,000 shares.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” AN AMENDMENT

TO OUR 2019 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF

SHARES OF COMMON STOCK RESERVED UNDER THE PLAN BY 750,000 SHARES

General

The 2019 Plan is intended to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of our economic objectives. The 2019 Plan allows us to award eligible recipients incentive awards, consisting of:

●	options to purchase shares of our common stock, which may be “incentive options” that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code;
●	“non-statutory stock options” that do not qualify as incentive options;
●	“restricted stock awards” which are shares of common stock that are subject to certain forfeiture and transferability restrictions;
●	“restricted stock units,” which are contractual obligations to issue shares of common stock to participants once vesting criteria are satisfied; and
●	“performance stock awards” which are shares of common stock or cash that may be subject to the future achievement of certain performance criteria or be free of any performance or vesting.

All of our employees and any subsidiary employees (including officers and directors who are also employees), as well as all of our non-employee directors and other consultants, advisors and other persons with whom we have a relationship will be eligible to receive incentive awards under the Plan. As of June 30, 2026, there were approximately 12 employees, three non-employee directors and an indeterminate number of consultants, advisors or other persons with whom we have a relationship eligible to participate in the 2019 Plan.

Shares that are issued under the 2019 Plan or that are subject to outstanding incentive awards reduce the number of shares remaining available under the Plan. Any shares subject to an incentive award that lapses, expires, is forfeited, terminates unexercised or unvested, or is settled or paid in cash or other consideration will automatically again become available for issuance under the Plan.

If the exercise price of any option or any associated tax withholding obligations are paid by a participant’s tender or attestation as to ownership of shares (as described below), or if tax withholding obligations are satisfied by the Company withholding shares otherwise issuable upon exercise of an option, only the net number of shares issued will reduce the number of shares remaining available under the Plan.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, appropriate adjustment will be made to:

●	the number and kind of securities available for issuance under the Plan;
●	the limits on the numbers of shares that may be granted to a participant within any fiscal year or that may be granted as restricted stock awards under the Plan; and
●	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration

The 2019 Plan will be administered by our Compensation Committee. We refer to the Compensation Committee administering the 2019 Plan as the “Committee.”

The Committee has the authority to determine all necessary or desirable provisions of incentive awards, including, the eligible recipients who will be granted one or more incentive awards under the Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and payment or vesting restrictions and other conditions. The Committee has the authority to amend or modify the terms of outstanding incentive awards (including any “repricing” of options) so long as the amended or modified terms are permitted under the 2019 Plan and any affected participant has consented to the amendment or modification.

The 2019 Plan became effective on February 12, 2019 and, unless terminated earlier, the 2019 Plan will terminate at midnight on February 12, 2029. Incentive awards outstanding at the time the 2019 Plan is terminated may continue to be exercised, or become free of restriction, according to their terms. The Board may suspend or terminate the 2019 Plan or any portion of the 2019 Plan at any time, and may amend the 2019 Plan from time to time to conform incentive awards to any change in applicable laws or regulations or in any other respect that the board may deem to be in our best interests. However, no amendments to the 2019 Plan will be effective without stockholder approval if it is required under Section 422 of the Internal Revenue Code or the Listing Rules of the Nasdaq.

Termination, suspension or amendment of the 2019 Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a “change in control,” discussed below.

In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or encumbrance. However, the Committee may permit a participant to transfer of all or a portion of a non-statutory stock option, other than for value, to certain family members or related family trusts, foundations or partnerships. Any permitted transferee of a non-statutory stock option will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Options

The exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the option grant date (or 110% if the participant beneficially owns more than 10% of our outstanding stock). Under the Plan, “fair market value” means the average of the reported high and low sale prices of a share of our common stock during the regular daily trading session on the Nasdaq Stock Market.

In general, the 2019 Plan requires a participant to pay an option’s exercise price in cash. The Committee may, however, allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the company), by tender or attestation as to ownership of shares of common stock that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. Any shares of common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable by a participant for the first time during any calendar year (and under all “incentive stock option” plans of the company or any subsidiary) may not exceed $100,000. Any incentive stock options in excess of this amount will be treated as non-statutory stock options. Options may be exercised in whole or in installments, as determined by the Committee, and the Committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company or a subsidiary for a certain period. An option may not remain exercisable after 10 years from its date of grant (or five years from its date of grant if the participant beneficially owns more than 10% of our outstanding stock).

Restricted Stock Awards

A restricted stock award is an award of common stock vesting at such times and in such installments as may be determined by the Committee and, until it vests, that is subject to restrictions on transferability and the possibility of forfeiture. Restricted stock awards may be subject to any restrictions or vesting conditions that the Committee deems appropriate, including that the participant remain continuously employed by the Company or a subsidiary for a certain period.

Unless the Committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Holders of restricted stock awards will have the same voting rights as holders of unrestricted common stock.

Restricted Stock Units

A restricted stock unit is an award that represents a promise to issue to the participant shares of common stock once certain criteria specified in the award are satisfied. The criteria may be that the participant remain employed until a specified date or dates or that various performance objectives are satisfied. No stock ownership rights are conferred upon the participant until the restricted stock unit awards are settled upon the satisfaction of the specified criteria.

Performance Awards

The 2019 Plan permits the grant of performance-based stock and cash awards. The Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The Committee may establish performance goals by selecting from one or more performance criteria set forth in the Plan, including, but not limited to: earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholders’ equity; return on assets, investment, or capital employed; stock price margin (including gross margin); income (before or after taxes); operating income (before or after taxes); pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added; market share; cash flow (including cash flow per share); share price performance; debt reduction; strategic partnerships and transactions; stockholders’ equity; capital expenditures; operating profit or net operating profit; growth of net income or operating income; budget management; plant performance, contribution margin and other measures of performance selected by the Committee.

Change in Control of the Company

In the event a “change in control” of the Company occurs, then, if approved by the Committee (either at the time of the grant of the incentive award or at any time thereafter):

●	outstanding options that may become immediately exercisable in full and will remain exercisable in accordance with their terms,
●	outstanding restricted stock awards and restricted stock units may become immediately fully vested and non-forfeitable; and
●	any conditions to the issuance of cash or shares of common stock pursuant to performance awards may lapse.

The Committee may also determine that some or all participants holding outstanding options will receive shares or a cash payment equal to the excess of the fair market value of the option shares immediately prior to the effective date of the change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated).

For purposes of the 2019 Plan a “change in control” of the Company generally occurs if:

●	all or substantially all of our assets are sold, leased, exchanged or transferred to any successor;
●	our stockholders approve any plan or proposal to liquidate or dissolve the Company;
●

a person previously unaffiliated with our Company, other than a bona fide underwriter in a securities offering, becomes the beneficial owner of 25% or more, but not 50% or more, of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction has been approved in advance by “continuity directors,” who are members of our Board at the time of the Annual Meeting or whose nomination for election meets certain approval requirements related to continuity with our current board;

●	we are a party to a merger or consolidation that results in our stockholders beneficially owning securities representing:
●

50% or more, but less than 80%, of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation, unless such merger was approved by our continuity directors; or

●	less than 50% of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation (regardless of any approval by the continuity directors); or
●	the continuity directors cease to constitute at least a majority of our Board.

Effect of Termination of Employment or Other Service

If a participant ceases to be employed by (or provide services to) the Company and all subsidiaries, all of the participant’s incentive awards will terminate as set forth below (unless modified by the Committee in its discretion as described below).

Upon termination due to death or disability, all outstanding options then held by the participant will, to the extent exercisable as of such termination, remain exercisable for a period of six (6) months after such termination (but in no event after the expiration date of any such option), and all restricted stock awards then held by the participant that have not vested as of such termination will be terminated and forfeited; and outstanding performance awards then held by the participant that have not vested as of such termination will be terminated and forfeited.

Upon termination for any reason other than death or disability (including retirement), all outstanding options will remain exercisable to the extent exercisable as of such termination for a period of three months thereafter (but in no event after the expiration date of any such option), all unvested restricted stock awards and performance awards will be terminated. However, if a participant’s termination is due to “cause” (as defined in the Plan) all rights of the participant under the 2019 Plan and any award agreements will immediately terminate without notice of any kind.

In connection with a participant’s termination, the Committee may cause the participant’s options to become or continue to become exercisable and restricted stock awards and performance awards to vest and/or continue to vest or become free of restrictions.

U.S. Income Tax Consequences

The following description of the federal income tax consequences under the laws of the United States is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an incentive award.

Incentive Stock Options. There will not be any federal income tax consequences to either the participant or the company as a result of the grant of an incentive option under the Incentive Plan.

A participant’s exercise of an incentive option also will not result in any federal income tax consequences to the company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant’s alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (as discussed below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered or attested to in payment of an option exercise price.

If a participant disposes of the shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant held the shares. If the participant held the shares for at least two years after the date of grant and at least one year after the date of exercise (the “holding period requirements”), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The company is not entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-Statutory Stock Options. Neither the participant nor the company incurs any federal income tax consequences as a result of the grant of a non-statutory option. Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss. The capital gain or loss will be long-term or short-term capital gain or loss, depending on the holding period.

In general, the company will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory option for any amounts includable in the taxable income of the participant as ordinary income, provided the company complies with any applicable withholding requirements.

Restricted Stock Awards. With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

A participant who does not make a Section 83(b) election within 30 days of the transfer of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares, less any amount paid for the shares. The company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long- term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Restricted Stock Units. At the time of settlement of a restricted stock unit award, when shares of common stock are transferred to the participant, the participant will recognize ordinary taxable income equal to the fair market value of the shares on the date of transfer. The company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Performance Awards. The participant recognizes ordinary taxable income in the year in which a performance award is paid. The amount of taxable income is equal to the amount of cash paid to the participant or the fair market value of any shares of common stock transferred to the participant. The company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Excise Tax on Parachute Payments. The Code imposes a 20% excise tax on the recipient of “excess parachute payments,” as defined in the code, and denies tax deductibility to the company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders, or highly-compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of options or the vesting of restricted stock awards upon a change in control of the company may constitute parachute payments, and in certain cases, “excess parachute payments.” Excess parachute payments are generally parachute payments equal to or exceeding the recipient’s average compensation from the company over the preceding five years.

Equity Compensation Plan Information

As of December 31, 2025, the only outstanding equity awards under the 2019 Plan were restricted stock units. The following table sets forth the number the securities to be issued upon the settlement of restricted stock units, and the number of securities remaining available for future issuance, under our 2019 Plan at December 31, 2025.

	Number of Securities to be Issued Upon Settlement of Restricted Stock Units	Weighted-Average Exercise Price		Number of Securities Remaining Available for Future Issuance Under Equity Compensation 2019 Plan
Equity compensation plans approved by stockholders	247,478	$	N/A	37,749

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Forvis Mazars, LLP (“Forvis Mazars”) as our independent registered public accounting firm for the year ending December 31, 2026, and our Board has directed that management submit the appointment of Forvis Mazars to our stockholders for ratification at the Annual Meeting.

Stockholder ratification of the appointment of Forvis Mazars as our independent registered public accountants is not required by our Third Amended and Restated Bylaws or otherwise. However, our Board is submitting the appointment of Forvis Mazars to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Forvis Mazars. A representative of Forvis Mazars is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF FORVIS MAZARS, LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2025 and 2024 by Forvis Mazars, LLP, our independent registered public accounting firm, for the audit of our consolidated financial statements for the years ended December 31, 2025 and 2024. All such services and fees were pre-approved by the Audit Committee.

Fee Category	2025	2024
Audit Fees (1)	$388,000	$433,000
Total Fees	$388,000	$433,000

(1)

“Audit Fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings, equity offerings or engagements.

Pre-Approval Policies and Procedures

The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof. The Audit Committee considered the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all of the services provided under Audit Fees in 2025 and 2024.

Audit Committee Report

The Audit Committee issued the following report for inclusion in this Proxy Statement and our 2025 Annual Report:

●	The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2025 with management;
●	The Audit Committee has discussed with Forvis Mazars those matters required by applicable requirements of the PCAOB and the SEC;
●

The Audit Committee has received and reviewed the written disclosures and the letter from Forvis Mazars required by the applicable requirements of the PCAOB regarding Forvis Mazars’ communications with the Audit Committee concerning independence, and has discussed with Forvis Mazars its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

AUDIT COMMITTEE Vincent L. DiVito Eric J. Gangloff Steven K. Henderson

PROPOSAL NO. 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, commonly referred to as a “say-on-pay vote.”  At our 2021 annual meeting of stockholders, the stockholders indicated their preference that the Company conduct a say-on-pay vote every year. Our Board has adopted a policy that is consistent with this preference.

. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers disclosed in the “Executive Officers and Compensation” section of this Proxy Statement. The Company believes that its compensation policies and decisions are aligned with our stockholders’ interests, and that the compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, our Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board, the Compensation Committee, or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our Board and, accordingly, our Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Unless our Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next say-on-pay vote will be at the 2027 annual meeting of stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

Board Recommendation

OUR BOARD RECOMMENDS

A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS,

OF THE COMPENSATION OF THE COMPANY’S NAMED

EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Security Ownership of Certain Beneficial Owners and Management
and Related Stockholder Matters

The following table sets forth certain information regarding the beneficial ownership of our common stock as of [June 30], 2026 by:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
●	each of our directors and executive officers; and
●	all directors and executive officers as a group.

The beneficial ownership of each person was calculated based on 3,543,793 common shares issued and outstanding as of June 30, 2026. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511.

Name of Executive Officer or Directors	Number of Shares	Percentage Owned
Stephen Cotton	151,231	4.3%
Eric West	33,235	1%
Benjamin Taecker	36,708	1%
Vincent L. DiVito	13,193	* %
Eric J. Gangloff	11,562	* %
Steven K. Henderson	5,055	* %
Directors and executive officers as a group (6 persons)	251,046	7.08%

* Less than 1%

Name and Address of 5% + Holders	Number of Shares	Percentage Owned
N/A

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following table sets forth the name, age and position of each of our executive officers.

Name	Age	Position

Stephen Cotton*	59	President and Chief Executive Officer and Director
Eric West	35	Chief Financial Officer
Benjamin Taecker	44	Chief Engineering and Operations Officer

* Biographical information pertaining to Stephen Cotton, who is both a director and an executive officer of the Company, is set forth above under section entitled, “Information about Director Nominees.”

Eric West has served as Chief Financial Officer of the Company since May 2025, following several years in finance leadership roles at the Company from 2018 through 2024, most recently as Vice President of Finance. As Chief Financial Officer, Mr. West leads the Company’s financial strategy, capital markets activities, and investor engagement, working closely with the Board, lenders, and shareholders to support financing initiatives and long-term value creation. Prior to joining the Company, Mr. West held finance leadership positions in the mining and manufacturing industries. He began his career at Grant Thornton LLP, where he focused on financial reporting, internal controls, and external audits. Mr. West is a Certified Public Accountant and holds a Master of Accountancy and a Bachelor of Science in Business Administration from University of Nevada, Reno.

Benjamin Taecker has over 20 years of experience in manufacturing and operations leadership and has been with the Company since January 2017. Prior to joining the Company, he spent six years in progressive leadership roles at Clarios (formerly Johnson Controls International Power Solutions Division) Lead Acid Battery Recycling Center in Florence, South Carolina and was involved in the planning, construction, commissioning and scaling of that facility. Mr. Taecker has a Mechanical Engineering degree from South Dakota State University.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to those persons who served as our chief executive officer and our two other highest paid executive officers for the years ended December 31, 2025 and 2024.

				Stock	All Other
Name and Principal		Salary	Bonus	Awards (1)	Compensation	Total
Position	Year	($)	($)	($)	($)	($)

Stephen Cotton,	2025	511,000	610,000	729,000	19,000	1,869,000
President and Chief Executive Officer	2024	511,000	358,000	568,000	17,000	1,460,000

Eric West,	2025	173,000	197,000	286,000	10,000	666,000
Chief Financial Officer (2)	2024	193,000	0	0	15,000	208,000

Benjamin Taecker,	2025	308,000	271,000	210,000	17,000	806,000
Chief Engineering and Operating Officer	2024	300,000	105,000	147,000	20,000	572,000

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each restricted common stock award computed in accordance with FASB ASC Topic 718.

(2)

Mr. West was appointed Chief Financial Officer effective May 19, 2025. Amounts reported for 2025 reflect compensation earned following his appointment as Chief Financial Officer. Amounts reported for 2024 reflect compensation earned while serving as Vice President of Finance.

Narrative Disclosure to Summary Compensation Table

Cotton Employment Agreement

Effective as of August 7, 2023, we entered into an amended and restated employment agreement with Mr. Cotton pursuant to which we agreed to pay Mr. Cotton a base salary of $491,400 effective as of March 5, 2023, along with reasonable and customary health insurance and other benefits, at our expense. Mr. Cotton will be eligible to receive short-term and long-term incentive bonuses with a target of 100% and 200% of his base salary, respectively, based on performance criteria approved by our Compensation Committee. In addition, the agreement provides Mr. Cotton with severance of two times his annual salary, a prorated bonus for the year of his termination and two years of health benefits in the event we terminate Mr. Cotton without cause or he resigns for good reason; provided, if he is terminated without cause or resigns for good reason within one year following a change of control of our Company, his severance will include two times his annual salary, two times his annual bonus, two years of health benefits and the immediate vesting of all unvested equity awards. The employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry.

Effective as of December 31, 2023, our Compensation Committee amended the employment agreement with Mr. Cotton to increase Mr. Cotton’s salary to $511,056 per year.

On December 19, 2024, our Compensation Committee also approved a bonus to Mr. Cotton in the form of 27,192 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Cotton will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Cotton’s continuation of service to our Company.

On December 19, 2024, our Compensation Committee also approved a bonus to Mr. Cotton in the form of 4,530 PSUs granted under the 2019 Plan. The PSUs were issued pursuant to a Performance Stock Unit Award Agreement pursuant to which Mr. Cotton will receive one share of our common stock upon settlement of each PSU. The PSUs vest based on the TSR, which is based on the percentage difference between the current year 30-day average VWAP closing stock price at December 31, 2024 and a future date 30-day average VWAP closing stock price. The grant includes three measurement points—December 31, 2025, December 31, 2026, and December 31, 2027—at which one-third of the PSUs will be evaluated. TSR is paid out based on where our company compares with our peer group based on the following percentiles (50% at 25th percentile, 100% at 50th percentile, 200% at 75th percentile). The PSU vesting is subject to Mr. Cotton’s continuation of service to our Company.

On December 19, 2024, our Compensation Committee also approved a bonus to Mr. Cotton in the form of 4,530 PSUs granted under the 2019 Plan. The PSUs vest based on stock price targets that can be achieved anytime during the period but no later than three years after December 31, 2024. PSUs vest based upon hitting stock price hurdles (for five consecutive days closing prices) within three years of December 31, 2024. The stock vests in three hurdles, with one-third share vesting with a 50% increase in stock price, one-third vesting with a 100% increase in stock price and one-third vesting with a 150% increase in stock price. The base or starting stock price is calculated as the 30-day average VWAP closing price at December 31, 2024. The PSU vesting is subject to Mr. Cotton’s continuation of service to our Company.

On February 20, 2025, our Compensation Committee also approved a bonus to Mr. Cotton in the form of 3,710 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Cotton will receive one share of our common stock upon settlement of each RSU. The RSUs will vest and be settled six months after the grant date, subject to Mr. Cotton’s continuation of service to our Company.

On August 19, 2025, our Compensation Committee also approved a bonus to Mr. Cotton in the form of 46,824 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Cotton will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Cotton’s continuation of service to our Company.

On September 19, 2025, our Compensation Committee also approved a bonus to Mr. Cotton in the form of 11,250 fully vested shares under the 2019 Plan.

On October 13, 2025, our Compensation Committee also approved a bonus to Mr. Cotton in the form of 33,320 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Cotton will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Cotton’s continuation of service to our Company.

On December 18, 2025, our Compensation Committee also approved a bonus to Mr. Cotton in the form of 14,749 fully vested shares under the 2019 Plan.

West Employment Agreement

Effective as of May 19, 2025, we entered into an employment agreement with Mr. West pursuant to which we agreed to pay Mr. West a base salary of $300,000, along with reasonable and customary health insurance and other benefits, at our expense. Mr. West will be eligible to receive short-term and long-term incentive bonuses with a target of 75% and 125% of his base salary, respectively, based on performance criteria approved by our Compensation Committee. In addition, the agreement provides Mr. West with severance of 12 months of his annual salary, a prorated bonus for the year of his termination and 12 months of health benefits in the event we terminate Mr. West without cause or he resigns for good reason; provided, if he is terminated without cause or resigns for good reason within one year following a change of control of our Company, his severance will include 18 months of his annual salary, 150% of his annual bonus, 18 months of health benefits and the immediate vesting of unvested equity awards. The employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry.

In connection with his appointment, we agreed to grant Mr. West 10,204 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. West will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. West’s continuation of service to our Company.

On August 19, 2025, our Compensation Committee also approved a bonus to Mr. West in the form of 17,179 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. West will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. West’s continuation of service to our Company.

On October 13, 2025, our Compensation Committee also approved a bonus to Mr. West in the form of 12,224 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. West will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. West’s continuation of service to our Company.

Taecker Employment Agreement

Effective as of August 7, 2023, we entered into an amended and restated employment agreement with Mr. Taecker pursuant to which we agreed to pay Mr. Taecker a base salary of $273,000 effective as of March 5, 2023, along with reasonable and customary health insurance and other benefits, at our expense. Mr. Taecker will be eligible to receive short-term and long-term incentive bonuses with a target of 50% and 100% of his base salary, respectively, based on performance criteria approved by our Compensation Committee. In addition, the agreement provides Mr. Taecker with severance of 12 months of his annual salary, a prorated bonus for the year of his termination and 12 months of health benefits in the event we terminate Mr. Taecker without cause or he resigns for good reason; provided, if he is terminated without cause or resigns for good reason within one year following a change of control of our Company, his severance will include 18 months of his annual salary, 150% of his annual bonus, 18 months of health benefits and the immediate vesting of unvested equity awards. The employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry.

Effective as of December 31, 2023, our Compensation Committee amended the employment agreement with Mr. Taecker, to increase Mr. Taecker’s salary to $300,300 per year.

On December 19, 2024, our Compensation Committee also approved a bonus to Mr. Taecker in the form of 7,989 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Taecker’s continuation of service to our Company.

On December 19, 2024, our Compensation Committee also approved a bonus to Mr. Taecker in the form of 1,329 PSUs granted under the 2019 Plan. The PSUs were issued pursuant to a Performance Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each PSU. The PSUs vest based on the TSR, which is based on the percentage difference between the current year 30-day average VWAP closing stock price at December 31, 2024 and a future date 30-day average VWAP closing stock price. The grant includes three measurement points—December 31, 2025, December 31, 2026, and December 31, 2027—at which one-third of the PSUs will be evaluated. TSR is paid out based on where our Company compares with our peer group based on the following percentiles (50% at 25th percentile, 100% at 50th percentile, 200% at 75th percentile). The PSU vesting is subject to Mr. Taecker’s continuation of service to our Company.

On December 19, 2024, our Compensation Committee also approved a bonus to Mr. Taecker in the form of 1,329 PSUs granted under the 2019 Plan. The PSUs vest based on stock price targets that can be achieved anytime during the period but no later than three years after December 31, 2024. PSUs vest based upon hitting stock price hurdles (for five consecutive days closing prices) within three years of December 31, 2024. The stock vests in three hurdles, with one-third share vesting with a 50% increase in stock price, one-third vesting with a 100% increase in stock price and one-third vesting with a 150% increase in stock price. The base or starting stock price is calculated as the 30-day average VWAP closing price at December 31, 2024. The PSU vesting is subject to Mr. Taecker’s continuation of service to our Company.

Effective as of March 23, 2025, our Compensation Committee amended the employment agreement with Mr. Taecker, to increase Mr. Taecker’s salary to $310,810 per year.

On February 20, 2025, our Compensation Committee also approved a bonus to Mr. Taecker in the form of 2,180 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each RSU. The RSUs will vest and be settled six months after the grant date, subject to Mr. Taecker’s continuation of service to our Company.

On August 19, 2025, our Compensation Committee also approved a bonus to Mr. Taecker in the form of 14,238 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Taecker’s continuation of service to our Company.

On October 13, 2025, our Compensation Committee also approved a bonus to Mr. Taecker in the form of 10,132 RSUs granted under the 2019 Plan. The RSUs were issued pursuant to a Restricted Stock Unit Award Agreement pursuant to which Mr. Taecker will receive one share of our common stock upon settlement of each RSU. The RSUs will settle in six equal semi-annual installments over a three-year period, subject to Mr. Taecker’s continuation of service to our Company.

Potential Payments upon Termination

As noted above, the employment agreements for Messrs. Cotton, West and Taecker entitle each officer to severance payment and related benefits in the event of our termination of their employment without cause or their resignation for good reason. If a qualifying involuntary termination had occurred on December 31, 2025, Messrs. Cotton, West and Taecker would have been eligible to receive the following amounts:

Name	Base Salary ($)	Prorated Annual Bonus ($)	Health Insurance Premiums (1) ($)	Total ($)

Stephen Cotton	1,022,000	1,533,000	62,000	2,617,000
Eric West	300,000	600,000	-	900,000
Benjamin Taecker	311,000	466,500	31,000	808,500

(1)	Calculated using the monthly COBRA amount based on health insurance elections at December 31, 2025.

Outstanding Equity Awards at December 31, 2025

	Stock Awards
Name	Number of Units of Stock that have not vested	Market value of Units of Stock that have not vested

Stephen Cotton	1,058	$5,078	(1)
	3,414	$16,387	(2)
	22,660	$108,768	(3)
	2,100	$10,080	(4)
	3,020	$14,496	(5)
	4,530	$21,744	(6)
	46,824	$224,755	(8)
	33,320	$159,936	(9)
Eric West	8,504	$40,819	(10)
	17,179	$82,459	(8)
	12,224	$58,675	(9)
Benjamin Taecker	294	$1,411	(1)
	948	$4,550	(2)
	6,658	$31,958	(3)
	13	$62	(4)
	866	$4,253	(5)
	1,329	$6,379	(6)
	326	$1,565	(7)
	14,238	$68,342	(8)
	10,132	$48,633	(9)

(1)	These RSUs were awarded on December 12, 2022. The RSUs vest in six equal semi-annual installments over a three-year period.
(2)	These RSUs were awarded on December 12, 2023. The RSUs vest in six equal semi-annual installments over a three-year period.
(3)	These RSUs were awarded on December 19, 2024. The RSUs vest in six equal semi-annual installments over a three-year period.
(4)

These PSUs were awarded on December 12, 2023. The RSUs will vest and settle based on the Company's common stock achieving absolute price hurdles based on a 5-day VWAP at any time over the three years from the date of grant, as follows: one half of the RSUs will vest and settle upon achieving $2.50 per share; one quarter of the RSUs will vest and settle upon achieving $4.00 per share; and one quarter of the RSUs will vest and settle upon achieving $5.00 per share.

(5)

These PSUs were awarded on December 19, 2024. The PSUs vest based on the TSR, which is based on the percentage difference between the current year 30-day average VWAP closing stock price at December 31, 2024 and a future date 30-day average VWAP closing stock price. The grant includes three measurement points—December 31, 2026, and December 31, 2027—at which one-third of the PSUs will be evaluated. TSR is paid out based on where our Company compares with our peer group based on the following percentiles (50% at 25th percentile, 100% at 50th percentile, 200% at 75th percentile).

(6)

These PSUs were awarded on December 19, 2024. The PSUs vest based on Stock price targets that can be achieved anytime during the period but no later than 3 years after December 31, 2024. PSUs vest based upon hitting stock price hurdles (for five consecutive days closing prices) within three years of December 31, 2024. The stock vests in three hurdles, with one-third share vesting with a 50% increase in stock price, one-third vesting with a 100% increase in stock price and one-third vesting with a 150% increase in stock price. The base or starting stock price is calculated as the 30-day average VWAP closing price at December 31, 2024.

(7)	These RSUs were awarded on December 29, 2023. The RSUs vest in six equal semi-annual installments over a three-year period.
(8)	These RSUs were awarded on August 19, 2025. The RSUs vest in six equal semi-annual installments over a three-year period.
(9)	These RSUs were awarded on October 13, 2025. The RSUs vest in six equal semi-annual installments over a three-year period.
(10)	These RSUs were awarded on May 19, 2025. The RSUs vest in six equal semi-annual installments over a three-year period.

Pay versus Performance

The following table sets forth compensation information for our chief executive officer and our other named executive officers for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2025, 2024 and 2023.

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO	Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid to Non-CEO NEOs	Total Shareholder Return	Net Income
	(1)	(2)	(3)	(4)	(5)
2025	$1,869,000	$62,198	$736,313	$314,630	$1.92	$(22,646,000)
2024	$1,460,000	$869,740	$720,500	$737,667	$10.08	$(24,555,000)
2023	$2,463,000	$1,447,590	$1,009,333	$725,337	$60.80	$(23,938,000)

(1)	The dollar amounts reported are the amounts of total compensation reported for our CEO, Mr. Cotton, in the Summary Compensation Table for fiscal years 2025, 2024 and 2023.
(2)

The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Cotton during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.  See Table below for further information.

(3)

The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, namely Mr. West and Mr. Taecker in the Summary Compensation Table for fiscal year 2025. Mr. Judd Merrill (our former chief financial officer) and Mr. Taecker were included in 2024 and 2023.

(4)

The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO.  The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2025, 2024 and 2023, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.

(5)

Reflects the cumulative shareholder return, computed in accordance with SEC rules, as of the end of each fiscal year assuming (i) an investment of $100 in our common shares at a price per share equal to $24.60, the closing price of our common stock on December 31, 2021 and (ii) the valuation of those shares as of the last trading day in 2023, 2024 and 2025 based on the closing prices for our common stock as of the those dates of $152.00, $25.20 and $4.80, respectively.

CEO Equity Award Adjustment Breakout

Year	Summary Compensation Table Total	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	Change in Pension Value	Pension Service Cost and Associated Prior Service Cost	Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	Compensation Actually Paid
					(1)	(2)	(3)	(4)	(5)	(6)
2025	$1,869,000	$(729,051)	$0	$0	$384,691	$(758,323)	$126,880	$(766,629)	$(64,421)	$0	$62,198
2024	$1,460,000	$(568,000)	$0	$0	$1,633,561	$(1,409,158)	$0	$(246,663)	$0	$0	$869,740
2023	$2,463,000	$(1,405,000)	$0	$0	$1,248,224	$(775,034)	$0	$(83,599)	$0	$0	$1,447,590

(1)	Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year.
(2)

Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year.

(3)	Add, for awards that are granted and vest in the same year, the fair value as of the vesting date.
(4)

Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year.

(5)

Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year.

(6)

Add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

Non-CEO NEO Equity Award Adjustment Breakout

Year	Summary Compensation Table Total	(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(Minus): Change in Pension Value	Plus: Pension Service Cost and Associated Prior Service Cost	Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	Compensation Actually Paid
					(1)	(2)	(3)	(4)	(5)	(6)
2025	$736,313	$(248,055)	$0	$0	$149,465	$(113,804)	$6,120	$(205,945)	$(9,463)	$0	$314,630
2024	$720,500	$(195,500)	$0	$0	$797,467	$(489,252)	$0	$(95,548)	$0	$0	$737,667
2023	$1,009,333	$(460,000)	$0	$0	$410,807	$(222,200)	$0	$(12,603)	$0	$0	$725,337

(1)	Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year.
(2)

Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year.

(3)	Add, for awards that are granted and vest in the same year, the fair value as of the vesting date.
(4)

Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year.

(5)

Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year.

(6)

Add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

Relationship between Pay and Performance

"Compensation actually paid" to our CEO decreased from $1,447,590 in 2023 to $869,740 in 2024, and subsequently decreased to $62,198 in 2025. Similarly, average “compensation actually paid” to our non-CEO NEOs increased from $725,337 in 2023 to $737,667 in 2024, and then subsequently decreased to $314,630 in 2025. These aforementioned changes in "compensation actually paid" are in line with the changes in our total shareholder return (TSR) as set forth in the above table: our TSR decreased by 51% between 2023 and 2024, and our TSR decreased by 8% between 2024 and 2025. In addition, the changes in "compensation actually paid" are in line with the changes in our net loss: that is, our net loss increased by 3% from $(23,938,000) in 2023 to $(24,555,000) in 2024, and decreased by 8% to $(22,646,000) in 2025.

Short-Term Incentive Plan (STIP)

Our Board has approved, and our Compensation Committee employs, an informal Short-Term Incentive Plan, or STIP, in determining compensation for our NEOs. The STIP is focused on delivering the Company’s annual “SMART” objectives approved by the Board. The goals are objective, measurable and rigorous. Each of our NEOs participated in the STIP program. Compensation Committee discussion and feedback on the progress against the annual objectives is done at mid-year and at year-end. The year-end status is the basis for the STIP payout. Full year performance is determined by a rating (range 1 to 5) multiplied by the NEOs target bonus.

Long-Term Incentive Plan (LTIP)

Our Board has also approved, and our Compensation Committee employs, an informal Long-Term Incentive Plan, or LTIP in determining compensation for our NEOs. The LTIP is a long-term (3-year vesting) incentive program focused on improving the value of the Company over time and incentivizing the retention of employees as they benefit from the Company’s growth and value creation. The LTIP is granted based on performance. Restricted stock units (RSUs) that vest over 3-years were granted in December based on Company performance on “SMART” objectives approved by the Board.

Process for Determining Executive Compensation

Use of Peer Group and Benchmarking

Our compensation peer group was developed by identifying companies reasonably similar to us in terms of industry profile, business model, and size (market capitalization given our pre-revenue status). Given the limited number of directly comparable U.S. publicly traded sustainable lithium-ion battery recycling companies, our peer group was expanded to include broader recycling, battery manufacturing, battery materials, and patented technology companies. Below is a list of the companies our Compensation Committee approved for inclusion in our compensation peer group with respect to executive officer compensation levels for fiscal 2025:

374Water, Inc.	CECO Environmental Corp.	ESS Tech, Inc.
American Battery Technology Company	Comstock Inc.	Perma-Fix Environmental Services, Inc.
Aris Water Solutions, Inc.	Dragonfly Energy Holdings Corp.	Quest Resource Holding Corp.
Arteris, Inc.	Energous Corp.	Smith Micro Software, Inc.
Atomera Inc.	Eos Energy Enterprises, Inc.	Telos Corp.

The positions of our named executive officers were compared to similar positions in our compensation peer group, and the compensation levels for comparable positions in the peer group were reviewed for guidance in determining:

●	base salaries;
●	target bonus opportunity under our short-term incentive plan; and
●	the amount of equity awards under our long-term incentive plan.

Our Compensation Committee approves base salaries, STIP awards and LTIP awards on a case-by-case basis for each NEO, taking into account, among other things, individual and Company performance, role expertise and experience and the competitive market, advancement potential, recruiting needs, internal equity, retention requirements, succession planning, and best compensation governance practices. Our Compensation Committee does not tie individual compensation to specific target percentiles, but rather reviews the range of market data as one input in informing pay decisions.

Compensation of Directors

We do not compensate any of our executive directors for their service as a director. The Chairman receives an annual fee of $150,000; each director other than the Chairman receives an annual fee of $90,000; each committee member other than the committee chair receives an annual fee of $7,500 per committee position, except that the Audit Committee position is paid $10,000 annually; and each committee chair receives an annual fee of $10,000 per chair, except that the Chair of the Audit Committee is paid $15,000. Director compensation can either be payable in cash or payable in AQMS shares based on an election made by each Board member. In addition, there is an annual grant of $75,000 of restricted stock units to the Chairman, $60,000 of restricted stock units to the Audit Committee Chairman and $50,000 of restricted stock units to all other independent directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Stock Awards (2) ($)	All Other Compensation ($)	Total ($)
Vincent L. DiVito	158,000	-	97,000	-	255,000
Steven K. Henderson(3)	58,000	-	81,000	-	139,000
Eric J. Gangloff (4)	55,000	-	77,000	-	132,000
Molly Zhang (5)	47,000	-	80,000	-	127,000

(1)

The dollar amounts in Option Awards column above reflect the values of options as of the grant date in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 12 to our audited consolidated financial statements for the year ended December 31, 2025.

(2)

Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each restricted common stock award computed in accordance with the provisions of FASB ASC Topic 718 (using the closing price of our common stock on the date of grant). Assumptions used in the calculation of these amounts are included in Note 12, Stockholders’ Equity, of our audited consolidated financial statements for the year ended December 31, 2025.

(3)	Mr. Henderson joined the board on February 3, 2025.
(4)	Mr. Gangloff joined the board on February 3, 2025
(5)	Ms. Zhang resigned from the board on May 22, 2025

Stock Ownership Guidelines

In 2023, the Compensation Committee approved a stock ownership guideline for the Board pursuant to which non-employee directors shall not sell shares of the Company’s common stock if after such sale the director would hold shares of the Company’s common stock having a current market value of less than three times the director’s annual base cash Board fee.

Equity Compensation Plan Information

As of December 31, 2025, the only outstanding equity awards under the 2019 Plan were restricted stock units. The following table sets forth the number the securities to be issued upon the settlement of restricted stock units, and the number of securities remaining available for future issuance, under our 2019 Plan at December 31, 2025.

Plan category	Number of Securities to be Issued Upon Settlement of Restricted Stock Units	Weighted- Average Exercise Price	Number of Securities Remaining Available for Future Issuance Under Equity Compensation 2019 Plan
Equity compensation plans approved by security holders	247,478	—	37,749
Equity compensation plans not approved by security holders	—	—	—
Total	247,478	—	37,749

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval or Ratification of Related Party Transactions

We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board.  The policy has been formally adopted by resolution of our Board.

In February 2023, we entered into a $3 million secured debt facility with Summit Investment Services, LLC, an entity controlled by a member of our Board, Eric J. Gangloff. The indebtedness under the Summit debt facility was secured by all of our assets, with a few exceptions. All principal and interest under the Summit debt facility was repaid on June 11, 2025. Please see Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for a more complete description of the Summit debt facility.

On December 18, 2024, we entered into a Securities Purchase Agreement with eight accredited investors, including all of our current executive officers and most of our directors, in connection with a private placement of secured promissory notes (“Notes”) in the aggregate principal amount of $1,500,000 and common stock purchase warrants (“Warrants”) to purchase 750,000 shares of our common stock. The Securities Purchase Agreement includes customary representations, warranties, and covenants by the investors and us. Certain of our current officers and directors of the Company purchased Notes in the aggregate amount of $1,200,000.

Since January 1, 2024, we have not entered into any other transactions where the amount exceeded the lesser of $120,000 or one percent (1%) of the average of our total assets at December 31, 2025 and 2024 with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements with our executive officers and directors described elsewhere in this proxy statement.

Stockholder Proposals and Director Nominations for 2027 Annual Meeting

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 10, 2027 to our Corporate Secretary at 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2027 annual meeting of stockholders is held before July 19, 2027 or after September 17, 2027, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2027 Annual Meeting of Stockholders.

Pursuant to our Third Amended and Restated Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2027 annual meeting of stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our president or principal executive officer, in writing, not later than the close of business on May 20, 2027 nor earlier than the close of business on April 20, 2027. However, if our 2027 annual meeting of stockholders is not held between July 19, 2027 and September 17, 2027, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2027 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to the 2027 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made. You are also advised to review our Third Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

If you wish to solicit proxies in support of director nominees, other than the Board’s nominees, at the 2027 annual meeting of stockholders pursuant to Rule 14a-19 under the Exchange Act, you must deliver to the us the notice required Rule 14a-19 postmarked or transmitted electronically to us at our principal executive office no later than June 19, 2027. However, if our 2027 annual meeting of stockholders is not held between July 19, 2027 and September 17, 2027, to be timely, the notice required by Rule 14a-19 must be received by us by the later of 60 calendar days prior to the date of the 2027 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made.

The chair of the 2027 annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2027 annual meeting of stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our Third Amended and Restated Bylaws, if the 2027 proxy statement briefly describes the matter and how management’s proxy-holders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker or the Company. The Company will also deliver promptly upon written or oral request a separate copy of the Notice, Proxy Statement and Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. Please direct any notices or request to the Company to Aqua Metals, Inc., 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511, Attention: Investor Relations, or contact Investor Relations by telephone at (775) 525‑1936. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to: Corporate Secretary, Aqua Metals, Inc., 5370 Kietzke Lane, Suite 201, Reno, Nevada 89511.

APPENDIX A

FORM OF AMENDMENT TO 2019 STOCK INCENTIVE PLAN

The Aqua Metals, Inc. 2019 Stock Incentive Plan, as amended (the “2019 Plan”), is hereby amended, effective as of the date of stockholder approval, to increase the number of shares of common stock reserved for issuance under the 2019 Plan by 750,000 shares.

Section 4.1 of the 2019 Plan is hereby amended and restated in its entirety to read as follows:

“Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 1,150,000, and the maximum number of shares of Common Stock that will be available for issuance in connection with Incentive Stock Options is 1,150,000. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.”

Except as expressly amended hereby, the 2019 Plan shall remain in full force and effect.

A-1

AQUA METALS, INC.
5370 KIETZKE LN #201
RENO, NV 89511

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. EDT on August 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. EDT on August 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02111-P55790

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AQUA METALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Vincent L. DiVito
02) Stephen Cotton
03) Eric Gangloff
04) Steve Henderson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T02112-P55790

AQUA METALS, INC.
Annual Meeting of Stockholders
August 18, 2026, 7:00 AM Local Time
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Stephen Cotton and Vincent DiVito, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Aqua Metals, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 7:00 AM Local Time on August 18, 2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side